UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 26, 2004 (Date of Report (Date of Earliest Event Reported))

WM. WRIGLEY JR. COMPANY (Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of Principal Executive Offices)		(Zip Code)

(312) 644-2121

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 88-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]		Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Current Report on Form 8-K is filed by the Wm. Wrigley Jr. Company (the "Company") in connection with the matters described herein.

ITEM 2.02:	RESULT OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, the Company issued a Press Release to the public regarding the Company's result of operations and financial condition for the third fiscal quarter ended September 30, 2004. The said Press Release is attached to this report as Exhibit 99.1.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits

		99.1	Press Release dated October 26, 2004 issued by the Company, regarding the Company's result of operations and financial condition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

		By:	/s/ Howard Malovany
Howard Malovany Vice President, Secretary and General Counsel

Date:	October 26, 2004

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INDEX TO EXHIBITS

(99)	ADDITIONAL EXHIBITS

	99.1	Wm. Wrigley Jr. Company Press Release dated October 26, 2004

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EXHIBIT 99.1

WM. WRIGLEY JR. COMPANY PRESS RELEASE OF RESULT OF OPERATIONS AND FINANCIAL CONDITION DATED OCTOBER 26, 2004.

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